As filed with the Securities and Exchange Commission on August 11, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): JULY 28, 1999

                       HEALTHCORE MEDICAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-22947                  43-1771999
(State or other jurisdiction         (Commission File         (I.R.S. Employer
of incorporation or organization)        Number)             Identification No.)

       11904 BLUE RIDGE BLVD
       GRANDVIEW,  MISSOURI                                         64030
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (816) 736-4900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



                             Exhibit Index on Page 4

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On July 1, 1999, HealthCore Medical Solutions, Inc., a Delaware corporation ("HealthCore"), and Adatom, Inc., a privately held California corporation ("Adatom"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Adatom will be merged with and into HealthCore (the "Merger"), with HealthCore being the surviving corporation under the name Adatom.com, Inc. (the "Surviving Corporation"). All existing Class A common stock and warrants of HealthCore will remain outstanding. The Class B common stock of HealthCore will be eliminated and the Class A common stock of HealthCore will be retitled as common stock. Adatom stockholders will receive common stock of the Surviving Corporation representing approximately 77.5% of the Surviving Corporation subject to adjustment in certain circumstances. The Merger is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         Consummation of the Merger is subject to a number of conditions including, without limitation, approval of the Merger by the stockholders of HealthCore and Adatom, and sale or liquidation of the healthcare discount benefits business operated by HealthCore.

         To satisfy the condition to consummation of the Merger that HealthCore liquidate or sell its healthcare discount benefits business, on July 28, 1999 HealthCore sold certain of its assets related to its discount healthcare business to Randolph & Associates, Inc., a Texas corporation ("Randolph") and discontinued the operation of its healthcare discount benefits business. The assets sold included membership contracts, network access agreements, broker contracts, a computer hardware lease, certain other miscellaneous contracts, furniture and fixtures, software and trade names. Randolph agreed to assume performance of HealthCore's obligations under the assigned contracts as of August 1, 1999. The purchase price for the purchase of the assets was $4,090.64 in cash, the assumption of a computer hardware lease for $45,909.36 and the assumption of HealthCore's obligations under the other assigned contracts arising on or after August 1, 1999 together with all refund obligations due Members requested on or after August 1, 1999 (regardless of the date(s) to which such refunds relate). The sale was made pursuant to the terms and conditions of an Asset Purchase Agreement dated as of July 28, 1999 between HealthCore and Randolph, a copy of which is included as Exhibit 2.1 and incorporated herein by reference thereto. The press release issued by HealthCore with respect to the sale is included as Exhibit 99.2 hereto.

         The foregoing descriptions of and references to the Asset Purchase Agreement and the Press Release are qualified in their entirety by reference to the complete texts of the Asset Purchase Agreement and Press Release, which are filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B) PRO FORMA FINANCIAL INFORMATION. The PRO FORMA financial information required pursuant to Article 11 of Regulation S-X will be filed as an Amendment to this Current Report on Form 8-K within approximately two weeks from the date of the filing of this Current Report.

(C) EXHIBITS. The following exhibits are filed herewith:

No.                                      DESCRIPTION
---                                      -----------
2.1         Asset Purchase Agreement dated July 28, 1999, between HealthCore and
            Randolph.
99.2        Press release, dated July 30, 1999.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 1999

                                   HEALTHCORE MEDICAL SOLUTIONS, INC.

                                   By: /s/ Neal J. Polan
                                       -----------------------------------------
                                       Neal J. Polan
                                       Chairman of the Board and Chief Executive
                                       Officer






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



                                  EXHIBIT INDEX
                                  -------------

No.                                 DESCRIPTION
---                                 -----------
2.1         Asset Purchase Agreement dated July 28, 1999, between HealthCore and
            Randolph.
99.2        Press release, dated July 30, 1999.













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

                                   EXHIBIT 2.1

                            ASSET PURCHASE AGREEMENT

                  Agreement dated as of July 28, 1999, by and between HEALTHCORE MEDICAL SOLUTIONS, INC., a Delaware corporation ("Seller"), and RANDOLPH & ASSOCIATES, INC, a Texas corporation ("Buyer").

                  WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller certain assets of Seller, upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties hereinafter set forth, the receipt and sufficiency of which consideration are hereby acknowledged, Seller and Buyer agree as follows:

     1 Assets To Be Sold. Seller hereby sells, conveys, transfers, assigns and delivers to Buyer, and Buyer purchases from Seller, all of Seller's right, title and interest in and to the following assets and properties (the "Assets") of Seller, free and clear of any liens, pledges, or encumbrances of any kind, nature or description, except as otherwise represented and warranted by Seller in Section 7. The Assets consist of the following:

          (a) All of Seller's Membership Contracts for Members enrolled with Seller as of the date hereof which are listed on SCHEDULE 1(A), including but not limited to Seller's right thereunder to receive fees for services provided by Seller or Seller's assignee on or after August 1, 1999. "Membership Contracts" shall mean any contract pursuant to which Seller receives a fee in exchange for arranging for discounts on fees charges for purchases of health care products and services through certain networks of Providers. "Members" shall mean the parties other than Seller to Membership Contracts. "Providers" shall mean individuals or entities who render health care products and services;

          (b) All of Seller's Network Access Contracts listed on SCHEDULE 1(B). "Network Access Contracts" shall mean agreements between Seller and Providers pursuant to which Providers agree to offer discounts on their charges to Members.

          (c) All of Seller's lists of Members and Providers and all databases relating to Members and Providers;

          (d) All of  Seller's  furniture,  fixtures,  and  equipment  listed on
SCHEDULE 1(D);

          (e) All of Seller's brokerage agreements listed on SCHEDULE 1(E) (the "Broker Contracts");

          (f) All of Seller's rights, subject to all related obligations, set forth in the contracts and other binding agreements listed on SCHEDULE 1(F) (the "Miscellaneous Contracts");

          (g) All of Seller's rights under the equipment lease dated April 17, 1997 between Seller and DHF INTERNATIONAL, INC. relating to the lease of computer hardware (the "Hardware Lease" ) (the Hardware Lease, the Membership Contracts, the Network Access Contracts, the Broker Contracts and the Miscellaneous Contracts, sometimes collectively, the "Assumed Contracts");

          (h) The computer programs and related software and information management systems owned or licensed by or to Seller and listed on SCHEDULE 1(H) together with any and all proprietary or intellectual property rights therein; and

          (i) All of Seller's right in and to the use of the names "HealthCare Solutions Card," "Medical Solutions Card" and "Savings Solutions Card" and to Seller's web site domain address: www.solutionscard.com including all registered trademarks and trademark applications in progress as indicated on SCHEDULE 1([H]).

     2 Excluded Assets. Notwithstanding any other provision of this Agreement, Seller has not sold, assigned or transferred to Buyer any of the assets of Seller not specifically enumerated in Section 1. Without limiting the foregoing, Seller retains the following assets:

          (a) Corporate Books and Certain Other Records. The corporate minute books of Seller and any records that by law Seller is required to retain in its possession.

          (b) Financial Assets. Cash, cash equivalents and negotiable securities held by Seller.

          (c) Accounts Receivable. Seller's notes and accounts receivable, and any and all other obligations of any person or entity to Seller, arising from the operation of its business prior to the date hereof, whether billed or unbilled, recorded or unrecorded, or assigned for collection, excluding, however, Seller's or its assignee's right to receive fees for services provided by Seller on or after August 1, 1999 under the Membership Contracts being assigned under Section 1(a).

          (d) Real Estate. Seller's interests, if any, in real property or any leases thereof, though Buyer shall have the right to use Seller's principal offices from and after the date hereof through July 31, 1999 in order to provide for the orderly removal of the Assets from Seller's premises to those of the Buyer.

          (e) Telephone Equipment and Telephones. All of Seller's right, title and interest in and to its telephones and telephone equipment.

          (f) Name and Certain Proprietary and Intellectual Property. Seller's corporate name and any and all proprietary or intellectual property rights other than those proprietary and intellectual property assets specifically enumerated in Section 1;

          (g) Tax Refunds. Any tax refund of Seller of any type or description.


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


          (h) Pre-Effective Time Rights, Claims, and Obligations. All rights, claims and obligations of Seller relating to the Assumed Contracts that have accrued prior to August 1, 1999.

     3 Non-Assignable Contracts. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign any Assumed Contract, the assignment of which is not permitted under applicable law or pursuant to its terms or is not permitted without the consent of any other party to the Assumed Contract if such assignment would constitute a breach of, or cause a loss of contractual benefits under, any of the contracts.

     4 Liabilities To Be Assumed.

          (a) Buyer hereby assumes and is responsible for and shall pay, perform and discharge, when due, all obligations of Seller under the Assumed Contracts, including but not limited to customer service obligations, refunds due Members requested on or after August 1, 1999 (regardless of the date(s) to which such refund relates), if any, and network access obligations under the Membership Contracts. Notwithstanding the foregoing, with the exception of refunds due Members requested on or after August 1, 1999 (regardless of the date(s) to which such refunds relate), Buyer does not assume any liability or obligation of Seller under the Assumed Contracts, which liability or obligation arose, or related to the operation of Seller's business, on or before the date hereof.

          (b) Except as otherwise expressly provided in this Agreement, Buyer shall not assume and shall not be liable for any liabilities of Seller of any kind or nature whatsoever, whether now accrued or hereafter arising, fixed or contingent, known or unknown, liquidated or unliquidated, choate or inchoate, and whether or not related to the Assets, and Seller agrees that it shall exonerate, indemnify and hold harmless Buyer from and against the same.

     5 Purchase Price. In consideration of the sale, conveyance, transfer, assignment and delivery of the Assets, Buyer is paying to Seller the cash sum of $4,090.64 and is assuming the liabilities set forth in Section 4 (the aggregate of $4,090.64 and said liabilities being referred to as the "Purchase Price").

     6 Allocation of Purchase Price. The Purchase Price shall be allocated among the Assets as set forth on SCHEDULE 6. Seller and Buyer agree that for purposes of all federal, state and local taxes, they will report the transactions contemplated by this Agreement in a manner consistent with such allocation; neither Seller nor Buyer will, without the consent of the other, take a position for purposes of such taxes inconsistent with such allocation on audit, in a claim for refund or otherwise.

     7 Representations and Warranties of Seller. Seller represents and warrants to Buyer:

          (a) Seller is a corporation duly organized and existing and in good standing under the laws of Delaware with full power and authority to own, lease or otherwise hold the Assets. Seller is duly qualified and in good standing as a foreign corporation in all foreign jurisdictions in which the character or location of Seller's properties or the nature or conduct of its business makes such qualification necessary, or where failure to so qualify will not


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


have a material adverse effect on Seller. No person or entity other than Seller owns or has a legal interest in or to any of the Assets other than those, which have been leased or licensed by or to Seller.

          (b) The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly authorized and approved by Seller's Board of Directors and this Agreement represents, and all agreements and instruments of Seller being delivered hereunder represent, legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both violate any order, judgment or decree applicable to Seller.

          (c) Neither this Agreement nor any of agreements or instruments referred to herein to be executed by Seller will conflict with, result in a material breach or constitute a material default of any Assumed Contract to which Seller is a party or by which the Assets are bound or result in the creation or imposition of any mortgage, lien, charge or encumbrance on any of the Assets.

          (d) Seller has good and marketable title to the Assets, free and clear of any mortgages, liens, charges or encumbrances, except the related obligations of Seller with respect to the Assumed Contracts, and upon payment of the Purchase Price by Buyer to Seller and delivery of the bill of Sale, in the form of EXHIBIT A, Buyer shall acquire good and marketable title to the Assets, free and clear of any mortgages, liens, charges, encumbrances, title imperfections, conditional and installment sales agreements or restrictions, except the related obligations of Seller with respect to the Assumed Contracts.

          (e) There are no claims, lawsuits, actions, administrative or other proceedings, tax or other governmental investigations pending, or to the knowledge of Seller threatened, against, involving or affecting, Seller or any of the Assets. Seller is not subject to any judgment, order or decree of any governmental authority applicable to the operation, ownership or use of the Assets.

          (f) Since July 1, 1999, Seller has not: (i) suffered any physical damage, destruction or casualty loss to the physical properties included within the Assets and since that date has conducted its business in the ordinary course consistent with past practices; or (ii) received notices of cancellation of a material number of the Membership Contracts, Network Access Contracts or Broker Contracts.

(g) Seller has not billed Members for amounts owing or due under the Membership Contracts commencing August 1, 1999.

          EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7, SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF SELLER OR ITS ASSETS, LIABILITIES OR OPERATIONS, INCLUDING WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY


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

PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

     8 Representations and Warranties by Buyer. Buyer represents and warrants to
Seller:

          (a) Buyer is a corporation duly organized and existing and in good standing under the laws of the State of Texas.

          (b) The execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized and approved by Buyer and this Agreement represents, and all agreements and instruments of Buyer being delivered hereunder represent, legal, valid and binding obligations of Buyer, enforceable against it in accordance with their respective terms.

          (c) Neither this Agreement nor any of agreements or instruments referred to herein to be executed by Buyer will conflict with, result in a material breach or constitute a material default of any contract to which Buyer is a party or by which its assets are bound or result in the creation or imposition of any mortgage, lien, charge or encumbrance on any of its assets.

          (d) The unaudited balance sheet of Buyer as at June 30, 1999, has been prepared in accordance with generally accepted accounting principles consistently applied and fairly presents the financial condition of Buyer at such date, including but not limited to such balance sheet having reflected a net worth as of such date of greater than $500,000. Buyer has the business capability and organizational infrastructure to fulfill the Seller's obligations under the Membership Contracts on and after the date hereof in a manner no less favorable to the Members than the manner that such obligations were performed by Seller prior to the date hereof.

     9 Survival of Representations and Warranties and Indemnification.

          (a) The representations, warranties, covenants and agreements contained in this Agreement shall continue in effect for a period of two (2) years from the date hereof. Seller and Buyer agree to indemnify and hold the other harmless from and against any liability, loss or damage (including reasonable attorneys' fees and expenses) occasioned by a breach of any representation or warranty by the other party herein contained or the breach of any covenant or agreement of the other party herein contained.

          (b) Seller agrees to indemnify, defend and hold harmless Buyer from and against any and all demands, claims, causes of action, assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable attorneys' fees), resulting from, arising out of, imposed upon or brought against Buyer by reason of, any and all liabilities, charges, debts or taxes incurred on or prior to the date hereof by Seller in connection with its business or the Assets other than those liabilities Buyer is assuming under Section 4.



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

          (c) Buyer agrees to indemnify, defend and hold harmless Seller from and against any and all demands, claims, causes of action, assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable attorneys' fees), resulting from, arising out of, imposed upon or brought against Seller by reason of, any and all liabilities, charges, debts or taxes incurred after the date hereof by Buyer in connection with its business or the Assets as well as any and all liabilities assumed by Buyer under Section 4.


          (d) Within ten (10) days after receipt by either party of notice of any demand, claim or circumstances which, with the lapse of time or notice, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a loss or limitation of any rights or benefits conveyed to either Buyer or Seller hereunder, such party shall give notice thereof to the other party in the manner prescribed in this Section 9(d). The notice shall describe the asserted liability in reasonable detail, and shall indicate the amount (estimated, if necessary) or type of loss threaten or suffered by the party giving notice hereunder. Failure to give timely notice shall not release the other party from its indemnification obligations hereunder.

          (e) The party from which indemnity is requested may elect to compromise or defend, at its own expense and by its own counsel, any asserted liability. If the indemnifying party elects to compromise or defend such asserted liability, it shall, within thirty (30) days (or sooner, if the nature of the asserted liability so requires), notify the other party of its intent to do so, and said party shall fully cooperate in the compromise of, or defense against, such asserted liability. If the indemnifying party elects not to compromise or defend the asserted liability, or fails to notify said party of its election as herein provided or contests its obligation to indemnify under this Agreement, the party requesting indemnification may pay, compromise or defend such asserted liability. If the indemnifying party chooses to defend any claim, the other party shall make available to the indemnifying party any witnesses, books, records or other documents within its control that are necessary, appropriate or desirable for such defense. Notwithstanding anything herein to the contrary, without the express written consent of the party requesting indemnification, the indemnifying party shall not compromise any asserted liability that would include or constitute an admission of wrongdoing by the party requesting indemnification or that would limit or restrict its right to conduct or to continue to conduct any business or enterprise in any part of the world.

     10  Documents  and  Instruments  Being  Delivered  by  Seller.   Seller  is
delivering to Buyer the following documents or instruments dated the date hereof:

          (a) A bill of sale, in the form of EXHIBIT A; and

          (b) Copies of resolutions of the board of directors of Seller, certified by its Secretary, authorizing and approving (i) the execution and delivery of this Agreement and such other agreements, documents and instruments as it contemplates and (ii) consummation of the transactions contemplated by this Agreement.

     11 Documents and Instruments Being Delivered by Buyer. Buyer is delivering to Seller the following documents or instruments dated the date hereof:


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          (a) A bank or certified  cashier's  check or other form  acceptable to
Seller in the amount of $4,090.64 payable to the order of Seller in payment of the cash portion of the Purchase Price.

          (b) Assumption agreement by Buyer, in the form of EXHIBIT B, assuming the obligations of Seller with respect to the Contracts and the unfulfilled membership liabilities of Seller.

          (c) A and copy of resolutions of Buyer's board of directors, certified by Buyer's Secretary, authorizing approving (i) the execution and delivery of this Agreement and such other agreements, documents and instruments as may be contemplated hereby and (ii) consummation of the transactions contemplated by this Agreement.

     12 Non-competition.

          (a) David Mullikin, as evidenced by his signature below, agrees that for a period of 18 months from and after the date hereof, and Neal Polan, as evidenced by his signature below, agrees that for a period of six months from and after the date hereof, he shall not, directly or indirectly, by or through equity ownership or otherwise, for himself or any other person, (a) market, sell, distribute or provide healthcare discount cards in any geographic area served by Seller in the conduct of its business as of the date immediately preceding the date hereof or (b) communicate with or contact any Members, Brokers or Providers for the purpose of soliciting the sale or distribution of healthcare discount cards in any geographic area served by Seller in the conduct of its business as of the date immediately preceding the date hereof.

          (b) The parties intend that the covenants contained in this Section 12 will be construed as a series of separate covenants, one for each county and city included within each state or province and, except for geographic coverage, each such separate covenant shall be deemed identical. The parties acknowledge that the covenants deemed included in this Section 12 are, taken as a whole, reasonable in their geographic scope and their duration and no party will raise any issue as to the reasonableness of the scope or duration of the covenants in any proceeding to enforce such covenants. The parties further acknowledge that a legal remedy may be inadequate for any breach of such covenant by Neal Polan and/or David Mullikin and that Buyer will be entitled to seek specific performance and injunctive relief and other equitable relief as a remedy of any such breach in addition to any remedy at law to which it may be entitled. Neither Mr. Polan nor Mr. Mullikin shall have any liability arising out of the breach of the foregoing covenants by the other.

     13 Brokerage. Seller and Buyer each represents and warrants to the other that it has not dealt with any broker or finder in connection with this Agreement or the transactions contemplated hereby. Seller and Buyer agree to indemnify and hold the other harmless against and in respect of any obligation or liability to any other person or entity based in any way on agreements or undertakings claimed to have been made by the indemnifying party with any such third party.


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

     14 Expenses of this Agreement. Buyer and Seller each shall pay its own expenses incident to the preparation and carrying out of this Agreement, including legal and accounting expenses, whether or not the transactions contemplated hereby are consummated.

     15 Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto, contains the entire understanding of the parties in respect of the subject matter herein and therein and supersedes the letter agreement between Seller and Buyer dated June 17, 1999 and any other prior agreements and understandings of the parties with respect thereto.

     16 Binding Effect. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of the parties hereto.

     17 Counterpart Execution. This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     18 Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, as such laws apply to agreements entered into and to be fully performed in such State, and may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought. The invalidity or unenforceability of any provision hereof hall not affect the validity or enforceability of any other provision of this Agreement.

     19 Notices. All notices or other communications allowed or required to be given hereunder must be in writing and shall be deemed given when delivered as follows:

      To Buyer:

      Randolph & Associates, Inc.
      3710 Rawlins Street
      Suite 1050
      Dallas, TX  75219-4239

      Attention:      Mr. Christopher Randolph, President

      with a copy to:

      Tracy Ford Spillman
      Attorney & Counselor at Law
      3878 Oak Lawn Avenue
      Suite 100, LB 203
      Dallas, TX  75219

      To Seller:

      HealthCore Medical Solutions, Inc.
      405 Lexington Avenue
      50th Floor
      New York, New York

      Attention: Neal Polan, Chief Executive Officer

      with a copy to:

      Epstein Becker & Green, P.C.
      250 Park Avenue
      New York, NY  10177

      Attention: Seth Truwit, Esq.

or to such other address or person as may be designated by written notice to the other party hereunder.

     20 Assignment. This Agreement may not be assigned by either party.

     21 Further Assurances. At any time from time to time after the date hereof, Seller shall at the reasonable request of Buyer and at Seller's expense execute and deliver any further instruments or documents as Buyer may reasonably request so as to more effectively, sell, transfer, assign, deliver and vest in Buyer title to and possession of the Assets in accordance with the terms of this Agreement.

     22 Section Headings. Section and any other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this agreement.

     IN WITNESS WHEREOF, Buyer and Seller have each duly executed and delivered this Agreement on the date first above written.

HEALTHCORE MEDICAL SOLUTIONS, INC.  RANDOLPH & ASSOCIATES, INC.

     /s/ David Mullikin                         /s/ Christopher Randolph
By:________________________________         By:_________________________

     The undersigned hereby confirm on the date first above written their agreement as set forth in Section 12, only, of the foregoing Asset Purchase Agreement.

 /s/ Neal Polan                                      /s/ Christopher Randolph
------------------------------------                 ---------------------------
Neal Polan                                           David Mullikin

                                  EXHIBIT 99.2
                                  ------------

July 30, 1999                                              Contact:  Sharon Polk
For Immediate Release                                  816-763-4900, ext. 8-2306

        HealthCore's Discount Card Business Sold to Randolph & Associates
        -----------------------------------------------------------------

Grandview, Missouri...HealthCore Medical Solutions, Inc. (NASDAQ: HMSI) announced that it has sold certain assets related to its discount healthcare business to Randolph & Associates, Inc. based in Dallas, subject to the assumption of certain liabilities including membership contracts, network access agreements, broker contracts, computer hardware lease and obligations under certain other assigned contracts, including all refunds, if any, to members requested after August 1, 1999. Upon the sale of the assets, HealthCore has discontinued the operation of its healthcare discount business. On July 1, HealthCore had announced the execution of a definitive merger agreement with Adatom, Inc., a California-based Internet superstore and e-commerce company (www.adatom.com). Adatom is developing and implementing a business model that in addition to its superstore includes backend fulfillment for other e-commerce sites. Under the terms of the merger, Adatom stockholders will receive common stock of HMSI representing approximately 77.5% of the company subject to adjustment in certain circumstances, including a failure to meet cash assets (as defined in the merger agreement) of at least $2,850,000. The sale of the assets and the related discontinuance of the healthcare discount business are conditions to closing of the merger with Adatom, Inc. The Adatom merger is expected to close at the end of the third quarter of 1999.

         The HealthCore Board of Directors has deemed the sale to be in the best interests of the corporation as it will satisfy a condition to closing of the merger with Adatom and will preserve cash assets of the corporation thereby reducing the likelihood of an adjustment, which would result in an increase in the number of shares issued to Adatom shareholders. Since 1997 HealthCore developed and marketed discount cards entitling members to discounts on major medical, ancillary healthcare services and retail consumer purchases. Randolph & Associates has been in the insurance business for 10 years.

         Statements in this news release that are not descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expect," "intends," "believes," "anticipates," and "likely" also identify forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of factors, including but not limited to risks set forth under "risk factors" in periodic reports filled by the company with the Securities and Exchange Commission.